POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the trustee named below of High Income Securities Fund, a Massachusetts business trust (the “Fund”), hereby appoints Andrew Dakos with full power of substitution, his true and lawful attorney to execute in his name, place and stead and on his behalf any and all registration statements on Form N-2 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended on behalf of the Fund, and any amendments thereto, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the Fund, any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process.  Said attorney shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Fund, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 15th day of April, 2024.

/s/ Richard Dayan
Richard Dayan, Trustee

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the trustee named below of High Incomes Securities Fund, a Massachusetts business trust (the “Fund”), hereby appoints Andrew Dakos with full power of substitution, his true and lawful attorney to execute in his name, place and stead and on his behalf any and all registration statements on Form N-2 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended on behalf of the Fund, and any amendments thereto, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the Fund, any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process.  Said attorney shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Fund, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 15th day of April, 2024.

/s/ Phillip Goldstein
Phillip Goldstein, Trustee

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the trustee named below of High Income Securities Fund, a Massachusetts business trust (the “Fund”), hereby appoints Andrew Dakos with full power of substitution, his true and lawful attorney to execute in his name, place and stead and on his behalf any and all registration statements on Form N-2 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended on behalf of the Fund, and any amendments thereto, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the Fund, any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process.  Said attorney shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Fund, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 15th day of April, 2024.

/s/ Gerald Hellerman
Gerald Hellerman, Trustee

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the trustee named below of High Income Securities Fund, a Massachusetts business trust (the “Fund”), hereby appoints Andrew Dakos with full power of substitution, his true and lawful attorney to execute in his name, place and stead and on his behalf any and all registration statements on Form N-2 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended on behalf of the Fund, and any amendments thereto, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the Fund, any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process.  Said attorney shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Fund, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 15th day of April, 2024.

/s/ Ben Harris
Ben Harris, Trustee

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the trustee named below of High Income Securities Fund, a Massachusetts business trust (the “Fund”), hereby appoints Andrew Dakos with full power of substitution, his true and lawful attorney to execute in his name, place and stead and on his behalf any and all registration statements on Form N-2 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended on behalf of the Fund, and any amendments thereto, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the Fund, any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process.  Said attorney shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Fund, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 15th day of April, 2024.

/s/ Rajeev Das
Rajeev Das, Trustee

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the trustee named below of High Income Securities Fund, a Massachusetts business trust (the “Fund”), hereby appoints Andrew Dakos with full power of substitution, his true and lawful attorney to execute in his name, place and stead and on his behalf any and all registration statements on Form N-2 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended on behalf of the Fund, and any amendments thereto, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the Fund, any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process.  Said attorney shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Fund, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 15th day of April, 2024.

/s/ Moritz Sell
Moritz Sell, Trustee